                                                                  EXHIBIT 10.16


                         REGISTRATION RIGHTS AGREEMENT


          REGISTRATION RIGHTS AGREEMENT dated as of April 29, 1996 made and entered into by and between WYNDHAM HOTEL COMPANY LTD., a Texas limited partnership (the "Company"), the various financial institutions (individually a "Lender" and collectively the "Lenders") as are, or may from time to time become, parties hereto and GENERAL ELECTRIC INVESTMENT CORPORATION, a Delaware corporation, as agent (together with its successor(s) thereto in such capacity, the "Agent") for each of the Lenders.

          WHEREAS, the Company, the Agent and the Lenders have entered into a certain Credit Agreement, dated as of June 30, 1995 (as amended from time to time, including any refinancing in whole or in part thereof, the "Credit Agreement").

          WHEREAS, in connection with the transactions contemplated by the Credit Agreement, the Lenders have extended commitments to make loans to the Company and the Company has executed and delivered a promissory note in the original principal amount of $20,000,000 (U.S.) (a "Note" together with any senior promissory notes of the Company delivered to a Lender pursuant to the Credit Agreement, each a "Note" and collectively referred to herein as the "Notes") and a Security Agreement (the "Company Security Agreement") and has caused its subsidiaries to execute and deliver a Subsidiaries Security Agreement (the "Subsidiaries Security Agreement") (the Company Security Agreement and the Subsidiaries Security Agreement are collectively referred to herein as the "Security Agreements") to secure the Company's obligations under the Notes; and

          WHEREAS, in order to induce the Lenders to extend commitments to make loans to the Company, and to accept the Notes and to agree to the collateral arrangements under the Security Agreements, the Company has agreed to offer to each Lender the option to acquire shares of common stock of the Company upon a Public Offering (as defined below), as provided in the Credit Agreement, and the Company has agreed to grant registration rights with respect to the Option Stock in favor of the Lenders in accordance with the terms of this Registration Rights Agreement;

          NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Registration Rights Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. Certain Terms. The following terms (whether or not underscored) when used in this Registration Rights Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

          "Business Day" means any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in New York, New York.

          "Common Stock" means the common stock of the Issuer to be registered pursuant to the Registration Statement and issued pursuant to the Public Offering.

          "Effective Date" means the effective date of the Registration
Statement.

          "Exchange Act" means the Securities Exchange Act of 1934 (and any successor law), and the rules and regulations thereunder, all as amended from time to time.

          "Issuer" means the Company or any other Person, whether now existing or hereafter organized, who succeeds to ownership of all or a material portion of the equity assets or business of the Company.

          "Lock Out Period" means the period of six (6) months following the Effective Date for the Public Offering during which no Lender shall effect any public sale of Option Stock.

          "Option Stock" means the Common Stock of the Issuer issued to any of the Lenders pursuant to Article X of the Credit Agreement.

          "Person" means any natural person, corporation, limited or general partnership, firm, limited liability company, association, trust, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

          "Public Offering" means the initial public offering of equity securities in the Issuer pursuant to a registration statement under the Securities Act.

          "Registration Statement" means the registration statement on Form S-1 or Form S-18 (or any successor or other applicable form) to be filed by the Issuer with the United States Securities and Exchange Commission to effect the Public Offering, including all exhibits and schedules thereto and amendments thereof and, where the context so requires, the prospectus used in connection therewith.

          "Required Lenders" means, at any time, Lenders holding at least 66-2/3% of the Commitment Amount (whether used or unused) or, if the Commitment Termination Date has occurred, Lenders holding at least 66-2/3% of the then aggregate principal amount of all outstanding Loans (as defined in the Credit Agreement).

          "Securities Act" means the Securities Act of 1933 (and any successor law), and the rules and regulations thereunder, all as amended from time to time.

          "Underwriter" means a securities dealer who purchases any Common Stock as a principal in connection with a distribution of such Common Stock and not as part of such dealer's market making activities.

          2. Demand Registration.

          (a) Request for Registration. Promptly upon the written request by the Lenders (acting by majority based on the number of shares of Option Stock held by all the Lenders), made one time at any time during the period from and after the Lock-Out Period to and including the date two years following the last date of any acquisition of Option Stock by any Lender (the "Registration Period") and, in any event, not later than 60 days after any such request, the Issuer shall file a registration statement under the Securities Act and any applicable state securities laws covering such of the Option Stock that the Lenders desire to register and use its best efforts to maintain the related registration statement in effect for a period of not less than one hundred and eighty (180) days. Such request shall specify the number of shares of Option Stock proposed to be sold and the intended method of disposition. No other persons (including the Company) shall be entitled to include any securities in any registration pursuant to this Paragraph 2 without the prior written consent of the Lenders, which consent may be withheld for any reason or for no reason. The limitation on the number of registration requests which may be made pursuant hereto is one. Notwithstanding the foregoing, the Issuer shall not be obligated to effect a registration of shares of Option Stock unless the market value of the shares to be registered exceeds $1,000,000.

          (b) Effective Registration. The Company shall be deemed to have satisfied an obligation to register Option Stock pursuant to Paragraph 2(a) hereof only when a registration statement covering all of the Option Stock specified in the request, for sale in accordance with the method of disposition specified in the request, shall have become effective under the Securities Act and the period of distribution of the registration contemplated thereby has been completed or the period during which the Company is required to maintain the registration statement in effect has expired.

          (c) Underwriting. If the Lenders so elect, the offering of Option Stock pursuant to Paragraph 2(a) shall be in the form of an underwritten offering.

The Lenders shall select the book-running managing Underwriter in connection with such offering and any additional investment bankers and managers to be used in connection with the offering; provided, however, that General Electric Pension Trust shall have the right, in its sole discretion, to disapprove of any Underwriter in which General Electric Company has a direct or indirect interest of 5% or more.

          3. Piggy-Back Registration. If at any time during the Registration Period the Company proposes to file a registration statement under the Securities Act (other than on Form S-4 or S-8, or any substitute form that may be adopted by the SEC, or filed in connection with an exchange offer or an offering of securities solely to the Issuer's existing shareholders) with respect to a public offering of Common Stock by the Issuer, then the Issuer shall offer such Lenders the right to register shares of Option Stock for sale in such offering on the same terms as shares to be sold by the Issuer (a "Piggyback Registration"), subject to the discretion of the managing Underwriter to limit or exclude shares of Option Stock from the offering if it determines that the inclusion thereof would adversely affect the marketing of the securities to be sold by the Issuer therein; provided, however, that if any shares are to be included in such underwriting for the account of any person other than the Company, the number of shares to be included by any such person shall be reduced proportionately based on the number of shares sought to be included by the Lenders and all such persons. There shall be no limitation on the number of registration requests which may be made pursuant hereto.

          4. Expenses. The Company shall pay all the expenses incurred in connection with the registration of Option Stock pursuant to a Piggyback Registration under Paragraph 3 hereof. The expenses incurred in connection with the registration of Option Stock pursuant to a Demand Registration under Paragraph 2 hereof shall be paid one-half by the Lenders up to $25,000 and the remainder of such expenses shall be paid by the Company, unless the Lenders withdraw shares of Option Stock so as to cause the number of shares included in such Demand Registration to be reduced below the minimum market value specified in Paragraph 2(a), in which case all such expenses shall be paid by the Lenders. The expenses described in the two immediately preceding sentences shall include, but not be limited to, all registration and filing fees, printing expenses, and reasonable fees, expenses and disbursements of counsel and accountants for the Company and/or the Issuer fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., fees of a national securities exchange or the Nasdaq National Market, transfer taxes, fees of transfer agents and registrars, costs of securities act liability insurance if obtained by the Issuer, reasonable fees and disbursements of one counsel (who shall be Dewey Ballantine or such other counsel reasonably acceptable to the Issuer) for the Lenders and underwriting discounts and selling commissions applicable to the sale of the Option Stock whether or not any such registration statement becomes effective, to the extent permitted by applicable law. Except as expressly provided above such expenses shall not include travel or other out-of-pocket expenses of the Lenders or the fees of other counsel for the Lenders.

          5. Registration Procedures. Whenever the Company is required to effect the registration of Option Stock pursuant to Paragraph 2 or 3 the Company will use its best efforts to effect the registration and the sale of such Option Stock in accordance with the intended method of disposition thereof as quickly as practicable, and in connection with any such registration request:

          (a) Filing of Registration Statement. In connection with a registration pursuant to Paragraph 2, the Company will as expeditiously as possible, and within the period specified in such Paragraph 2, prepare and file with the Securities and Exchange Commission (the "SEC") a registration statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of the Option Stock to be registered thereunder in accordance with the intended method of distribution thereof, and use its best efforts to cause such filed registration statement to become and remain effective for a period of not less than 180 days.

          (b) Filing of Amendments. The Company shall file such amendments and supplements to the registration statement and the related prospectus and take such other action as may be necessary to keep the registration statement effective and to comply with the Securities Act with respect to the disposition of all securities covered by such registration statement.

          (c) Notice of Amendments. At any time when a prospectus relating to the sale of Option Stock is required to be delivered under the Securities Act, the Company will immediately notify the Lenders of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Option Stock, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly make available to the Lenders any such supplement or amendment. The Lenders agree that upon receipt of any notice from the Company of the happening of any event of the kind described in the preceding sentence, the Lenders will forthwith discontinue the offer and sale of Option Stock pursuant to the registration statement covering such Option Stock until receipt of the copies of such supplemented or amended prospectus and, if so directed by the Company, the Lenders will deliver to the Company all copies, other than permanent file copies then in the possession of the Lenders, of the most recent prospectus covering such Option Stock at the time of receipt of such notice. In the event that the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective as provided in Paragraph 5(b) hereof by the number of days during the period from and including the date of the giving of such notice to the date when the Company shall make available to the Lenders such supplemented or amended prospectus.

          (d) Copies of Registration Statement. The Company will furnish to the Lenders two copies of each of a registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus).

          (e) Stop Orders. After the filing of the registration statement, the Company will promptly notify the Lenders of any stop order issued or threatened by the SEC and will take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

          (f) Blue Sky. In connection with a registration pursuant to Paragraph 2, the Company shall (i) take such action under the securities laws of such states as the Lenders shall reasonably request and (ii) cause such Option Stock to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company; provided, however, that the Company shall not be required (1) to qualify to do business as a foreign corporation in any state where it would not otherwise be required to qualify but for this Paragraph 5(I), (2) to subject itself to taxation in any such state other than taxation arising with respect to the registration of securities or
     (3) to file any general consent to service of process in any state.

          (g) Further Assurances. In connection with a registration pursuant to Paragraph 2, the Company will enter into customary agreements (including an underwriting agreement in form reasonably acceptable to the Agent) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Option Stock.

          (h) Opinions and Comfort Letters. On the effective date of a registration statement filed in connection with an underwritten offering, the Company will use its best efforts to furnish to the Lenders a signed counterpart, addressed to the Lenders, of (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the registration statement, the related prospectus, and each amendment or supplement thereof, comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder (except that such counsel need not express any opinion as to financial statements or financial or statistical information contained therein), (C) during the course of such counsel's participation in the preparation of the registration statement, no facts came to the attention of such counsel that caused such counsel to believe that the registration statement, the related prospectus, or any amendment or supplement thereof (other than the financial statements and financial and statistical information) includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and (D) to such other effects as may reasonably be requested by the Lenders, providing, however, in no event shall such counsel be requested to render any opinion to the Lenders not also requested by the managing Underwriter and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the Lenders stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to the form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as the Lenders may reasonably request; provided, however, in no event shall such counsel be requested to render any opinion to the Lenders not also requested by the managing Underwriter.

          (i) Earnings Statement. The Company will otherwise comply with all applicable rules and regulations of the SEC, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering a period of at least 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the SEC's regulations thereunder.

          (j) Securities Exchange Listing. If and so long as the Common Stock is listed on any national securities exchange, the Company will, at its expense, obtain promptly and maintain the approval for listing on each such exchange upon official notice of issuance, of shares of Option Stock

          (k) Indemnification. (i) The Company shall indemnify and hold harmless the Lenders and the Agent, each person who under the Securities Act or the Exchange Act is deemed a controlling person of the Lenders and the Agent, and their respective shareholders, officers, directors, partners, trustees, employees and agents, against any losses, claims, damages, liabilities or actions to which the Lenders, the Agent, their respective controlling persons, or their respective shareholders, officers, directors, partners, trustees, employees or agents, may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) shall arise out of, or be based upon, any untrue or allegedly untrue statement of any material fact contained in the registration statement, any related prospectus or preliminary prospectus or any amendment or supplement to the registration statement or any prospectus or preliminary prospectus, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse any legal or other expenses reasonably incurred by the Lenders, the Agent, their respective controlling persons, and their respective shareholders, officers, directors, partners, trustees, employees and agents, in connection with investigating or defending against any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to the Lenders, the Agent, their respective controlling persons, or their respective shareholders, officers, directors, partners, trustees, employees or agents, for any losses, claims, damages, liabilities or actions insofar as the same shall arise out of or be based upon any such untrue statement or omission made in reliance upon and in conformity with written information furnished by the Lenders, the Agent, their respective controlling persons, or by their respective shareholders, officers, directors, partners, trustees, employees or agents, seeking indemnification hereunder to the Company for use in the registration statement, prospectus, preliminary prospectus, amendment or supplement.

          (ii) The Lenders shall similarly indemnify and hold harmless the Company, its controlling persons and their respective shareholders, officers, directors, partners, trustees, employees and agents, against any such losses, claims, damages, liabilities or actions but only insofar as the same shall arise out of or be based upon any untrue statement or omission made in reliance upon and in conformity with written information furnished by the Lenders to the Company for use in the registration statement, prospectus, preliminary prospectus, amendment or supplement; provided, however, that in no event shall any Lender's liability under
     Section 5 exceed the amount of proceeds received by such Lender.

          (iii) Each party entitled to indemnification under this Paragraph 5(k) (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Paragraph 5(k). The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not (1) include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation and (2) provide that such Indemnified Party does not admit any fault or guilt with respect to the subject matter of such claim or litigation; and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party, which shall not be unreasonably withheld.

          (l) Contribution. If the indemnification provided for herein is for any reason unavailable to any Indemnified Party in respect of any losses, claims, damages, liabilities or actions referred to herein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or actions in such proportion as is appropriate to reflect the relative benefits from the offering of the securities received by, and the relative fault in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or actions of, said Indemnifying Party, as well as any other relevant equitable considerations. The relative benefits received by a party shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) or underwriting discounts and commissions, as the case may be, received by such party bear to the total proceeds from the offering received by all parties (including underwriting discounts and commissions by the Underwriters). The relative fault of a party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.


          (m) Information. In connection with any registration hereunder, the Lenders shall furnish to the Company such information regarding the Lenders and the plan of distribution proposed by the Lenders as the Company may reasonably request in writing or as shall be legally required in connection with any registration, qualification or compliance referred to herein.

          (n) Lender Action. Except as provided in the first sentence of Paragraph 2(a), all actions taken by the Lenders in connection with a registration pursuant to Paragraph 2 or 3 shall be authorized by the holders of a majority of the shares of Option Stock included in the registration.

          6. Reports Under the Exchange Act. With a view to making available to the Lenders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit the Lenders to sell Option Stock to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

          (a) file any reports and other documents required to be filed by it under the Securities Act and the Exchange Act in a timely manner; and

          (b) furnish to the Lenders forthwith upon request (i) a written statement by the Company as to whether or not it has complied with the reporting requirements of SEC Rule 144, the Securities Act and the Exchange Act, or as to whether it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), and (ii) such other information as may be reasonably requested in availing the Lenders of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

          7. Representations and Warranties. (a) Each of the parties hereto represents and warrants to the other party as follows:

          (i) It is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and it has full power and authority and has taken all action now necessary to execute and deliver this Registration Rights Agreement, to fulfill its obligations hereunder, and to consummate the transactions contemplated hereby.

          (ii) The making and performance by it of this Registration Rights Agreement and all documents required to be executed and delivered by it hereunder do not and will not (i) violate any law or regulation of the jurisdiction of its organization or any other law or regulation applicable to it, any provision of its organizational documents or any order or judgment of any court or governmental authority applicable to it or (ii) result in a breach of, or constitute a default under, require any consent under or result in the creation of any lien upon any of its property or assets under, any agreement or other instrument to which it is a party or by which it or any of its property or assets is bound.

          (iii) This Registration Rights Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms.

          (b) The Company represents and warrants to the Lenders and the Agent as follows:

          (i) All shares of Option Stock when and if issued shall be duly authorized, validly issued, fully paid and nonassessable, free from preemptive or similar rights on the part of the holders of any securities of Issuer and free from all charges with respect to the issue thereof.

          8. Assumption of Obligations by Issuer. If the entity named herein as the Company is not the Issuer, then the Company shall cause the Issuer to assume the Company's obligations hereunder or to enter into such documents, instruments and agreements, substantially in the form required to be entered into hereunder by the Company, as the Agent or the Required Lenders shall reasonably deem necessary in order to cause the Lenders to have the same rights with respect to the Issuer as the Lenders then have hereunder with respect to the Company and to cause the Issuer to have the same obligations to the Lenders and the Agent as the Company has hereunder.

          9. Assignment of Registration Rights. The rights to cause the Company to register the Option Stock may be assigned to any transferee or assignee of the Lenders, of the Note or of any of the indebtedness represented thereby, or of the Option Stock following its issuance, provided that (i) within a reasonable time after such transfer or assignment, the Company is given a written notice stating the name and address of the transferee or assignee and identifying the indebtedness or Option Stock with respect to which such registration rights are being assigned and (ii) such transferee or assignee delivers to the Company a written instrument by which such transferee or assignee agrees to be bound by the obligations imposed upon the Lenders by this Registration Rights Agreement. The Lender's failure to give written notice to the Company as specified in clause (i) above shall not affect the validity of (or otherwise limit) any such assignment by the Lenders of their rights to cause the Company to register the Option Stock.

          10. No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Lenders in this Agreement.

          11. Participation in Underwritten Registrations. Each Lender agrees that as a condition of its participation in any underwritten registration hereunder it shall (a) agree to sell its securities on the basis provided in any underwriting arrangements entered into in accordance with this Agreement, and (b) complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

          12. Amendment of Registration Rights. Any provision of these registration rights may be amended, supplemented or modified (either generally or in a particular instance and either retroactively or prospectively), only by a written instrument duly executed by or on behalf of each of the Company and the Lenders.

          13. Miscellaneous.

          (a) Governing Law. THIS REGISTRATION RIGHTS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

          (b) Entire Agreement. This Registration Rights Agreement and the Credit Agreement constitute the full and entire understanding and agreement among the parties with regard to the subject matter hereof, and supersede any and all prior discussions or agreements between the parties with respect to the subject matter hereof.

          (c) Notices, etc. All notices and other communications required or permitted hereunder (collectively, "notices") shall be in writing and shall be mailed by first-class mail, postage prepaid, or sent by telecopy, or sent by private overnight express courier, such as Federal Express, or delivered either by hand or by messenger, addressed to the party at the address or telecopy number set forth below or at such other address or telecopy number as such party shall have furnished to the other party in writing:

          If to the Company:

          Wyndham Hotel Company Ltd.
          2001 Bryan Street
          Suite 2300
          Dallas, Texas 75201
          Attention: Carla S. Moreland, Esq.

          with a copy to:

          Locke Purnell Rain Harrell
          2200 Ross Avenue
          Suite 2200
          Dallas, TX 75201
          Attention: M. Charles Jennings, Esq.

          If to the Lenders:

          c/o General Electric Investment Corporation
          3003 Summer Street
          6th Floor
          Stamford, CT 06905
          Telephone No.: (203) 326-2376
          Telecopy No.:  (203) 326-4179

          If to the Agent:

          General Electric Investment Corporation
          3003 Summer Street
          6th Floor
          Stamford, CT 06905
          Telephone No.: (203) 326-2376
          Telecopy No.:  (203) 326-4179

          with a copy to:

          Dewey Ballantine
          1301 Avenue of the Americas
          New York, NY 10019
          Attention: E. Ann Gill, Esq.
          Telephone No.: (212) 259-8000
          Telecopy:  (212) 259-6333

All notices shall be deemed to be properly given or made upon actual delivery.

          (d) Recapitalizations, Exchanges, etc., Affecting the Company's Capital Stock. The provisions of this Registration Rights Agreement shall apply to the full extent set forth herein with respect to any and all shares of capital stock of the Company or any successor or assignee of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for or in substitution of, any Option Stock owned by the Lenders, and the terms of the option in Article X of the Credit Agreement shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring during the period that such option is exercisable.

          (e) Registration During Lock Out Period. No Lender shall effect any public sale of Option Stock for a period of one hundred eighty (180) days following the Effective Date.

          (f) Successors and Assigns. This Registration Rights Agreement is binding upon, and inures to the benefit of and is enforceable by the parties hereto and their respective successors and assigns.

          (g) Titles and Subtitles. The titles of the Paragraphs and subparagraphs of this Registration Rights Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning or construction of any provisions of this Registration Rights Agreement.

          (h) Invalid Provisions. If any provision of this Registration Rights Agreement is held to be illegal, invalid or unenforceable under any present or future law (i) such provision will be fully severable, (ii) this Registration Rights Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (iii) the remaining provisions of this Registration Rights Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Registration Rights Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

          (i) Remedies. The parties hereto acknowledge that irreparable damage would result if this Registration Rights Agreement is not specifically enforced and that, therefore, the rights and obligations of the parties under this Registration Rights Agreement may be enforced by a decree of specific performance issued by a court of competent jurisdiction, and appropriate injunctive relief may be applied for and granted in connection therewith. Such remedies shall, however, be cumulative and not exhaustive and shall be in addition to any other remedies which any party may have under this Registration Rights Agreement or otherwise.

          (j) Counterparts. This Registration Rights Agreement may be executed in any number of counterparts, each of which shall be an original, all of which together shall constitute one and the same instrument.


          IN WITNESS WHEREOF, this Registration Rights Agreement has been duly executed and delivered by the duly authorized officer of each party hereto as of the date first above written.


                                   WYNDHAM HOTEL COMPANY LTD.,
                                    as the Company

                                   By:  Wyndham Hotel Management
                                        Corporation, a Texas corporation,
                                        its general partner


                                   By: /s/ JAMES D. CARREKER
                                      -------------------------------------
                                      Name:  James D. Carreker
                                      Title: President


                                   GENERAL ELECTRIC INVESTMENT
                                    CORPORATION, as Agent

                                   By: /s/ JOHN H. MYERS
                                      -------------------------------------
                                      Name:  John H. Myers
                                      Title: Executive Vice President

                                  THE LENDERS

                                   TRUSTEES OF GENERAL ELECTRIC
                                    PENSION TRUST, a New York
                                    common law trust

                                   By: /s/ JOHN H. MYERS
                                      -------------------------------------
                                      Name:  John H. Myers
                                      Title: Trustee

                          ASSIGNMENT AND ASSUMPTION OF
                         REGISTRATION RIGHTS AGREEMENT

        THIS ASSIGNMENT AND ASSUMPTION OF REGISTRATION RIGHTS AGREEMENT (this "Assignment and Assumption") is made and entered into as of May 24, 1996 by and between WYNDHAM HOTEL CORPORATION, a Delaware corporation ("WHC"), WYNDHAM HOTEL COMPANY LTD., a Texas limited partnership (the "Company"), the TRUSTEES OF GENERAL ELECTRIC PENSION TRUST, a New York common law trust (the "Lender"), and GENERAL ELECTRIC INVESTMENT CORPORATION, a Delaware corporation (the "Agent").

                                   RECITALS:

        WHEREAS, the Company, the Lender and the Agent are parties to a Registration Rights Agreement dated as of April 29, 1996 (the "Agreement");

        WHEREAS, the Company is being dissolved into a wholly-owned subsidiary of WHC in connection with the initial public offering of common stock of WHC; and

        WHEREAS, pursuant to Section 8 of the Agreement, WHC, as the "Issuer" thereunder, desires to assume the obligations of the Company under the Agreement, and the Company desires to assign its rights under the Agreement to WHC.

        NOW, THEREFORE, the parties agree as follows:

        1. Assignment and Assumption. The Company hereby assigns its rights under the Agreement to WHC and WHC hereby assumes and agrees to perform the obligations of the Company under the Agreement. The Lender and the Agent hereby acknowledge and agree to such assignment and assumption.

        2.      Miscellaneous.

                (a) The Agreement shall continue in full force and effect and be binding upon the parties hereto and their respective successors and permitted assigns.

                (b) This Assignment and Assumption may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall be construed as a single instrument.

                (c) This Assignment and Assumption shall be governed by and construed under the law governing the Agreement.

        IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the date first set forth above.

                                        WYNDHAM HOTEL CORPORATION

                                        By:  /s/ JAMES D. CARREKER
                                             ---------------------------------
                                        Name:    James D. Carreker
                                             ---------------------------------
                                        Title:   Chief Executive Officer
                                             ---------------------------------


                                        WYNDHAM HOTEL COMPANY LTD.

                                        By: Wyndham Hotel Management
                                            Corporation, General Partner

                                            By:  /s/ JAMES D. CARREKER
                                                 -----------------------------
                                            Name:    James D. Carreker
                                                 -----------------------------
                                            Title:   President
                                                 -----------------------------


                                        TRUSTEES OF GENERAL ELECTRIC
                                        PENSION TRUST

                                        By:  /s/ A. M. LEWIS
                                             ---------------------------------
                                        Name:    Alan M. Lewis
                                             ---------------------------------
                                        Title:   Trustee
                                             ---------------------------------


                                        GENERAL ELECTRIC INVESTMENT
                                        CORPORATION

                                        By:  /s/ A. M. LEWIS
                                             ---------------------------------
                                        Name:    Alan M. Lewis
                                             ---------------------------------
                                        Title:   Executive Vice President &
                                                 General Counsel
                                             ---------------------------------


                                      -2-